EXHIBIT 99.2 1Q 2019 Earnings Conference Call April 24, 2019

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

Participants • Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3

2019 has started out strong and we remain confident in delivering on our financial plan • On track to achieve 2019 operating EPS* guidance range of $5.97 to $6.33 • Targeting 5% - 7% operating EPS growth from 2019 guidance base through 2023 • Maintaining strong balance sheet • Business update ‒ DTE Electric: filed Integrated Resource Plan (IRP) ‒ DTE Gas: accelerating main renewal ‒ Gas Storage & Pipelines: acquiring Generation Pipeline and expanded existing assets ‒ Power & Industrial Projects: developing two new RNG projects and acquiring a cogeneration project * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4

IRP filing supports steady march to creating clean, reliable, affordable, home-grown energy Generation Mix IRP Filing ✓ 1% Consistent with EEI 5-year capital investment 2% 10% plan 17% 20% 7% 25-30% ✓ 17% 18% Accelerating carbon emissions reductions* 20-25% 32% by 2023, 50% by 2030, 80% by 2040 20% 77% 20% ✓ 66% Targeting 1,400 MW voluntary renewable 45% program by 2030 30% ✓ Retiring all coal plants by 2040 2005 2018 2023** 2030** Coal Natural gas Nuclear & other Renewables * CO2 percentage reductions from 2005 levels ** Timing and mix are subject to change 5

1Q 2019 operating earnings* variance (millions, except EPS) 1Q 2018 1Q 2019 Change Primary Drivers Rate case impact and colder weather, offset by DTE Electric $ 142 $ 147 $ 5 higher O&M and rate base growth costs Rate case impact, colder weather and a timing DTE Gas 111 151 40 item in 2018, offset by rate base growth costs Transition from AFUDC earnings at NEXUS and Gas Storage & Pipelines 62 48 (14) return to normal volumes across other platforms Power & Industrial Projects 42 26 (16) REF tax equity transactions in 4Q 2018 Energy Trading 1 5 4 Stronger power portfolio performance Corporate & Other (16) (3) 13 Timing of taxes DTE Energy $ 342 $ 374 $ 32 Operating EPS $ 1.91 $ 2.05 $0.14 Avg. Shares Outstanding 180 183 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 6

Maintaining strong cash flow and balance sheet Funds from Operations* / Debt** • Issuing $1.0 - $1.5 billion of equity in 2019 - 2021 ‒ Up to $250 million of equity in 2019 Target Target using internal mechanisms; $150 19% 18% 18% million issued in 1Q • Supporting capital investments with strong cash from operations 2018 2019E - 2021E • $1.8 billion of available liquidity as of March 31, 2019 DTE Credit Ratings ‒ Recently extended and expanded credit facilities S&P Moody’s Fitch • Maintaining strong investment-grade DTE Energy (unsecured) BBB Baa1 BBB+ credit rating DTE Electric (secured) A Aa3 A+ • Issued $650 million in second green DTE Gas (secured) A Aa3 A bond offering * Funds from Operations is calculated using operating earnings 7 ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

Reliability investments at utilities and strategic non-utility opportunities support growth plan DTE Electric Gas Storage & Pipelines • Launched large customer voluntary renewables program • Acquiring Generation Pipeline, supplier of ‒ Signed contracts with Ford Motor natural gas to power and industrial Company, General Motors and customers in Ohio University of Michigan • Completed Millennium Pipeline expansion • Pine River Wind Park operational • NEXUS and Link continue to perform • Building new natural gas power plant according to plan • Filed Integrated Resource Plan DTE Gas Power & Industrial Projects • Finalizing two new greenfield RNG projects • Accelerating over $450 million of main renewal capital over the next five years • Finalizing agreements to acquire new cogeneration project • Reducing methane emissions more than 80% by 2040* • Completing construction of cogeneration project for Ford Motor Company in 4Q 8 * Methane percentage reductions from 2011 levels

We are on track to continue to deliver strong results for customers and shareholders Total Shareholder Return* (Annualized) 21% • Targeting 5% - 7% operating EPS** growth and dividends that drive premium total shareholder returns 15% 15% 14% • Starting the year off strong – on track to 13% achieve our 2019 earnings guidance 11% 10% 9% • Driving utility growth through infrastructure investments focused on adding clean generation and improving both reliability and the customer experience • Continuing strategic and sustainable 2-YR 3-YR 5-YR 10-YR growth in non-utility businesses DTE S&P 500 Utilities * Source: Bloomberg as of 3/31/2019 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9

CONTACT US DTE Energy Investor Relations www.dteenergy.com/investors 313.235.8030 10

Appendix 11

Replacing coal with renewables and natural gas Planned Retirements River St. Trenton Belle Monroe Rouge Clair Channel River 2022 2030 2040 Planned Additions ✓ Quadrupling renewables by 2040 ✓ Increasing voluntary renewables up to 1,400 MW by 2030 ✓ Additional natural gas if needed A steady march toward zero-emitting and low-emitting resources 12

Reaffirming 2019 operating EPS* guidance (millions, except EPS) 2019 Operating Earnings Guidance DTE Electric $698 - $712 DTE Gas 171 - 179 Gas Storage & Pipelines 208 - 218 Power & Industrial Projects 119 - 134 Energy Trading 15 - 25 Corporate & Other (112) - (102) DTE Energy $1,099 - $1,166 Operating EPS $5.97 - $6.33 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13

Weather and DTE Electric weather normal sales YTD Gas was 5 = 1 YTD Cooling degree days – DTE Electric service territory Heating degree days – DTE Gas service territory 1Q 2018 1Q 2019 % change 1Q 2018 1Q 2019 % change Actuals - - 0% Actuals 3,187 3,420 7% Normal - - 0% Normal 3,251 3,245 0% Deviation from normal 0% 0% Deviation from normal (2%) 5% Earnings variance from normal weather – DTE Electric Earnings variance from normal weather – DTE Gas ($ millions, after-tax) 1Q ($ millions, after-tax) 1Q 2018 $0 2018 ($4) 2019 $6 2019 $9 ($ per share) 1Q ($ per share) 1Q 2018 $0.00 2018 ($0.02) 2019 $0.03 2019 $0.05 Weather normal sales – DTE Electric service area (GWh) 1Q 2018 1Q 2019 % change Residential 3,677 3,632 (1.2%) Business & Other 7,828 7,693 (1.7%) TOTAL SALES 11,505 11,325 (1.6%) 14 * Includes choice of 1,142 1Q 2018 and 1,117 1Q 2019

Cash flow and capital expenditures actuals (billions) (millions) Cash Flow Capital Expenditures 1Q 2018 1Q 2019 1Q 2018 1Q 2019 DTE Electric Cash From Operations* $0.8 $0.8 Base Infrastructure $193 $178 Capital Expenditures (0.6) (0.7) New Generation 2 142 Free Cash Flow $0.2 $0.1 Distribution Infrastructure 172 210 $367 $530 DTE Gas Dividends (0.2) (0.2) Base Infrastructure $65 $74 Net Cash $0.0 ($0.1) NEXUS Related 5 - Main Renewal 29 37 $99 $111 Debt Financing Issuances $0.0 $0.6 Non-Utility $125 $86 Redemptions 0.0 (0.5) Change in Debt $0.0 $0.1 Total $591 $727 15 * Includes $0.20 billion and $0.15 billion of equity issued for employee benefit programs 2018 and 2019, respectively

Cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2019 2019 Guidance Guidance Cash From Operations* $2.4 DTE Electric Capital Expenditures (3.9) Base Infrastructure $820 Free Cash Flow ($1.5) New Generation 490 Distribution Infrastructure 890 $2,200 Dividends (0.7) Net Cash ($2.2) DTE Gas Base Infrastructure $270 Debt Financing** NEXUS Related - Issuances $2.3 Main Renewal 240 Redemptions (0.8) $510 Change in Debt $1.5 Non-Utility $900-$1,200 Equity Financing Issuances*** $0.7 Total $3,610-$3,910 * Includes $0.25 billion of equity issued for employee benefit programs ** Excludes the remarketing of $0.675 billion of securities related to the Link acquisition 16 *** Includes $0.675 billion issued in connection with the equity units related to the Link acquisition

1Q 2019 Energy Trading reconciliation of operating earnings* to economic net income (millions) • Economic net income equals economic gross margin*** minus O&M expenses and taxes 1Q 2018 1Q 2019 • DTE Energy management uses economic net income as one of the performance Operating Earnings $1 $5 measures for external communications with Accounting Adjustments** 7 10 analysts and investors Economic Net Income $8 $15 • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts 17 *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility B) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense C) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance D) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance 18

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility B) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense C) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance D) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance 19

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 20